                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  December 17, 1996


                            Atrix Laboratories, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                Delaware                                 0-18231                                84-1043826
             --------------                            ------------                         -------------------
               (State of                               (Commission                             (IRS Employer
             incorporation)                            File Number)                         Identification No.)


              2579 Midpoint Drive, Fort Collins, Colorado    80525
              ----------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (970) 482-5868

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Change Since Last Report)

Item 5.  Other Events.

         See the Press Release attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 10 Agreement between the Registrant and Block Drug Corporation dated December 16, 1996 **

                 20 Press Release dated December 17, 1996 regarding agreement with Block Drug Company *





__________________________________

* Previously filed.
** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ATRIX LABORATORIES, INC.



Date:  May 18, 1998                     By:  /s/ Brian Richmond
                                             -----------------------------------
                                             Brian Richmond, Vice President,
                                             Finance and Assistant Secretary

                                 EXHIBIT INDEX

Exhibit No.                       Exhibit Description
-----------                       -------------------
         10               Agreement between the Registrant and Block Drug Corporation dated December 16, 1996**

         20               Press Release dated December 17, 1996 regarding agreement with Block Drug Company*





__________________________________

* Previously filed.
** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commissions.